Going Concern	3 Months Ended
Nov. 30, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern

NOTE 3 - GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses from operations over the past several years and anticipates additional losses in fiscal 2014 and prior to achieving breakeven.

During the year ended August 31, 2013 (‘, we acquired Dotolo Research Corporation and Angels of Mercy, Inc. While these acquisitions greatly increase the value of our Company, they are not fully cash flow positive. AOM is currently cash flow positive but alone is unable to support all the corporate overhead or needs of our other subsidiary, DRC. We anticipate that we will require approximately $1,000,000 to operate through August 31, 2014. Approximately $350,000 will be required to fund corporate overhead including debt servicing with the balance to invest into product revisions at DRC. Currently AOM is cash flow positive but does not generate enough positive cash flows to fund corporate overhead. This funding will allow us to meet our current sales demands and expenses of DRC, AOM and Oncologix, while keeping our public filings current.

Our Company has never been profitable and we have had to rely on debt and equity financings to fund operations. There is no assurance that the business activities of DRC will achieve breakeven status by the end of 2014. Significant delays in achieving breakeven status could affect the ability to obtain future debt and equity funding. These factors raise substantial doubt about the Company’s ability to continue as a going concern. After auditing our financial statements, our independent auditor issued a going concern opinion and our ability to continue is dependent on our ability to raise additional capital. Currently there is a substantial doubt in the Company’s ability to continue as a going concern.